                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                ------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                February 3, 2000
               -------------------------------------------------

                          PARKER-HANNIFIN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-4982                                      34-0451060
----------------------------------------      ----------------------------------
     (Commission File Number)                 (IRS Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio                    44124
----------------------------------------      ----------------------------------
(Address of principal executive offices)                  (Zip Code)

                                 (216) 896-3000
                         ------------------------------
                        (Registrant's Telephone Number)

Item 5.  Other Events.

                  On February 3, 2000, Parker-Hannifin Corporation and Dana Corporation issued a joint press release announcing Parker-Hannifin's purchase of substantially all of the assets of the Gresen hydraulics division from Dana Corporation. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit           Description

99.1 Press release of Parker-Hannifin Corporation and Dana Corporation, dated February 3, 2000, announcing
                  Parker-Hannifin's purchase of substantially all of the assets of the Gresen hydraulics division from Dana Corporation.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARKER-HANNIFIN CORPORATION

Date:  February 7, 2000                    By:  /s/ Thomas A. Piraino
                                                --------------------------------
                                                Name:  Thomas A. Piraino
                                                Title: Vice President, General
                                                       Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit           Description

99.1 Press release of Parker-Hannifin Corporation and Dana Corporation, dated February 3, 2000, announcing
                  Parker-Hannifin's purchase of substantially all of the assets of the Gresen hydraulics division from Dana Corporation.